ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE


COLLECTION PERIOD:                              August 1, 1998 - August 31, 1998

SETTLEMENT DATE:                                       15-Sep-98

A.    SERIES INFORMATION

      ADVANTA LEASING RECEIVABLES CORP. IV AND
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)   Beginning Aggregate Contract Principal Balance ("ACPB") .........................                      $375,000,306.84
                                                                                                                    ---------------
      (b.)   Contract Principal Balance of all Collections allocable to Contracts ............   $ 15,982,425.37
                                                                                                 ---------------
      (c.)   Contract Principal Balance of Charged-Off Contracts .............................   $    759,338.69
                                                                                                 ---------------
      (d.)   Total decline in Principal Balance ..............................................                      $ 16,741,764.06
                                                                                                                    ---------------

             PLEDGES ON THIS SETTLEMENT DATE
      (e.)   Aggregate Contract Principal Balance of all Contracts pledged on this
             Settlement Date in accordance with section 1.03 of the Supplement ...............                      $ 16,741,761.64
                                                                                                                    ---------------

      (f.)   Amounts to be on deposited in Additional Property Funding Account as of this
             Settlement Date .................................................................                                 0.00
                                                                                                                    ---------------

      (g.)   Ending Aggregate Contract Principal Balance of all Contracts as of this
             Settlement Date .................................................................                      $375,000,304.42
                                                                                                                    ---------------


             BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
      (h.)   Class A Principal Balance as of this Settlement Date ............................                      $331,200,000.00
                                                                                                                    ---------------
             (Class A Note Factor)                       1.0000000
                                                         ---------
      (i1.)                          Class A-1 Principal Balance .............................   $ 72,000,000.00
                                                                                                 ---------------
      (i2.)                          Class A-2 Principal Balance .............................   $190,000,000.00
                                                                                                 ---------------
      (i3.)                          Class A-3 Principal Balance .............................   $ 23,300,000.00
                                                                                                 ---------------
      (i4.)                          Class A-4 Principal Balance .............................   $ 45,900,000.00
                                                                                                 ---------------
      (j.)   Class B Principal Balance as of this Settlement Date ............................                      $ 18,938,000.00
                                                                                                                    ---------------
             (Class B Note Factor)                       1.0000000
                                                         ---------
      (k.)   Class C Principal Balance as of this Settlement Date ............................                      $  9,862,000.00
                                                                                                                    ---------------
             (Class C Note Factor)                       1.0000000
                                                         ---------
      (l.)   Class D Principal Balance as of this Settlement Date ............................                      $ 15,000,304.00
                                                                                                                    ---------------
             (Class D Note Factor)                       1.0000000
                                                         ---------

II.   COMPLIANCE RATIOS

      (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related
             Calculation Date ................................................................                      $396,615,887.90
                                                                                                                    ---------------

      (b1.)  % of CBR 31 days or more delinquent as of the related Calculation Date ..........                                 5.12%
                                                                                                                    ---------------
      (b2.)  Preceeding Month %:                            Jul-98 ...........................                                 5.01%
                                                         ---------                                                  ---------------
      (b3.)  2nd Preceeding Month %:                        Jun-98 ...........................                                 5.20%
                                                         ---------                                                  ---------------
      (b4.)  Three month rolling average % of CBR 31 days or more delinquent .................                                 5.11%
                                                                                                                    ---------------

      (c.)   (Revolving Period Only)
             Does the current month % of CBR which are 31 days or more delinquent exceed
             11.5%?   Y or N .................................................................                                   NO
                                                                                                                    ---------------
             (If Yes, then an Amortization Event occurs)

      (d.)   Does the three month rolling average % of CBR which are 31 days or more
             delinquent exceed 10.5%?    Y or N ..............................................                                   NO
                                                                                                                    ---------------
             (If Yes, then an Amortization Event occurs)

      (e1.)  Monthly Net Loss Percentage for the related Collection Period ...................                                 0.13%
                                                                                                                    ---------------
      (e2.)  Preceeding Month %:                            Jul-98 ...........................                                 0.14%
                                                         ---------                                                  ---------------
      (e3.)  2nd Preceeding Month %:                        Jun-98 ...........................                                 0.07%
                                                         ---------                                                  ---------------
      (e4.)  Three month average % of Monthly Net Loss Percentage ............................                                 0.11%
                                                                                                                    ---------------
             (If greater than 3.75%, then an Amortization Event Occurs)

             (Amortization Period Only)
      (f)    Cumulative Net Loss Percentage as of the related Collection Period ..............                                  N/A
                                                                                                                    ---------------
             Does the Cumulative Net Loss Percentage exceed
      (f1.)  4.0 % from the Beginning Period to and including 12th Collection Period?
             Y or N ..........................................................................                                  N/A
                                                                                                                    ---------------
      (f2.)  5.5 % from 13th Collection Period to and including 24th Collection Period?
             Y or N ..........................................................................                                  N/A
                                                                                                                    ---------------
      (f3.)  7.0 % from 25th Collection Period and thereafter?  Y or N .......................                                  N/A
                                                                                                                    ---------------


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
                     (If Yes to f1 or f2 or f3, then a Residual Event occurs)

      (g1.)          Residual Realization for the related Collection Period greater than
                     100% (YES/NO) ...........................................................                                   YES
                                                                                                                    ----------------
      (g2.)          Preceeding Month:                   Jul-98 greater than 100% (YES/NO) ...                                   YES
                                                                                                                    ----------------
      (g3.)          2nd Preceeding Month:               Jun-98 greater than 100% (YES/NO) ...                                   YES
                                                                                                                    ----------------
      (g4.)          Three month rolling average Residual Realization Ratio greater than
                     100% (YES/NO) ...........................................................                                   YES
                                                                                                                    ----------------
                     (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
                     The amount of available funds on deposit in the Series 1998-1 Facility
                     Account .................................................................                      $  18,837,516.12
                                                                                                                    ----------------

             (1)     On each Payment Date prior to the Amortization Date

      (a.)           To the Servicer, Nonrecoverable Servicer Advances and other amounts
                     due .....................................................................                      $      12,201.55
                                                                                                                    ----------------
      (b.)           To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
                     Servicing Income, if any ................................................                                  0.00
                                                                                                                    ----------------

                     To Series 1998-1 Noteholders:
      (c.)           To Class A, the total Class A Note Interest and Class A Overdue Interest
                     for the related period ..................................................                      $   1,611,575.83
                                                                                                                    ----------------
                                     Interest on Class A-1 Notes .............................   $    346,200.00
                                                                                                 ---------------
                                     Interest on Class A-2 Notes .............................   $    921,500.00
                                                                                                 ---------------
                                     Interest on Class A-3 Notes .............................   $    115,140.83
                                                                                                 ---------------
                                     Interest on Class A-4 Notes .............................   $    228,735.00
                                                                                                 ---------------
      (d.)           Interest on Class B Notes for the related period ........................                      $      96,268.17
                                                                                                                    ----------------
      (e.)           Interest on Class C Notes for the related period ........................                      $      53,336.98
                                                                                                                    ----------------

      (f.)           Available Funds remaining in Series 1998-1 Facility Account .............                      $  17,064,133.59
                                                                                                                    ----------------
                     From (x) the amount remaining in the Facility Account and ...............   $ 17,064,133.59
                                                                                                 ---------------
                     (y) the amount on deposit in the Additional Property Funding Account
                     ("APFA") ................................................................              0.00
                                                                                                 ---------------
                     ("Available Additional Property Funding Amount") as follows .............                      $  17,064,133.59
                                                                                                                    ----------------
               (A)   To the Series Obligors, an amount equal to the least of .................                      $  15,982,425.37
                                                                                                                    ----------------
                     (i) the Available Additional Property Funding Amount ....................   $ 17,064,133.59
                                                                                                 ---------------
                     (ii) the sum of (a) the excess ACPB as of the second preceding Calc.
                     Date over the ACPB as of the preceding Calc. Date plus (b) ..............   $ 15,982,425.37
                                                                                                 ---------------
                     amount on deposit in the APFA on such payment date and ..................              0.00
                                                                                                 ---------------
                     (Additional Property Funding Requirement)

                     (iii) ACPB of all Additional Contracts actually pledged on the Payment
                     Date ....................................................................   $ 16,741,761.64
                                                                                                 ---------------
                     and
               (B)   To the Additional Property Funding Account, the lesser of ...............                                  0.00
                                                                                                                    ----------------
                     (i) the excess, if any, (x) Additional Property Funding Requirement
                     over ....................................................................   $ 15,982,425.37
                                                                                                 ---------------
                     (y) ACPB of all Additional Contracts actually pledged on the Payment
                     Date ....................................................................   $ 16,741,761.64
                                                                                                 ---------------
                     Subtotal ................................................................   $   (759,336.27)
                                                                                                 ---------------
                     and (ii) the remaining Available Additional Property Funding Amount .....   $  1,081,708.22
                                                                                                 ---------------

      (g1)           Until the Reserve Account Funding Date:
                     To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS ..........................................................
                                                                                                                    ----------------

      (g2)           After the Reserve Account Funding Date:
                     To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income,
                     if any ..................................................................                            312,500.25
                                                                                                                    ----------------

      (h)            To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for such
                     Payment Date ............................................................                                  0.00
                                                                                                                    ----------------

      (i)            Upon the occurrence of a Residual Event       the lesser of:
                     (A) the Available Funds remaining on deposit in the Facility Account
                     and .....................................................................              0.00
                                                                                                 ---------------
                     (B) the aggregate amount of Residual Receipts included in Available
                     Funds ...................................................................              0.00
                                                                                                 ---------------
                     To be deposited to the Residual Account .................................                                  0.00
                                                                                                                    ----------------

             (2)     On the Payment Date which is also the Amortization Date and each
                     Payment Date thereafter

      (a.)           To the Servicer, Unrecoverable Servicer Advances ........................                                   N/A
                                                                                                                    ----------------
      (b.)           To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
                     Servicing Income, if any ................................................                                   N/A
                                                                                                                    ----------------

                     To Series 1998-1 Noteholders:
      (c.)           To Class A, the total Class A Note Interest and Class A Overdue Interest
                     for the related period ..................................................                                   N/A
                                     Interest on Class A-1 Notes .............................               N/A    ----------------
                                                                                                 ---------------


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
                                     Interest on Class A-2 Notes .............................               N/A
                                                                                                 ---------------
                                     Interest on Class A-3 Notes .............................               N/A
                                                                                                 ---------------
                                     Interest on Class A-4 Notes .............................               N/A
                                                                                                 ---------------
      (d.)           Interest on Class B Notes for the related period ........................                                   N/A
                                                                                                                    ----------------
      (e.)           Interest on Class C Notes for the related period ........................                                   N/A
                                                                                                                    ----------------

      (f.)           To Series 1998-1 Noteholders:
                     To Class A, the total Principal Payment and Class A Overdue Principal,
                     if any ..................................................................                                   N/A
                                                                                                                    ----------------
                                     Principal Payment to Class A-1 Noteholders ..............               N/A
                                                                                                 ---------------
                                     Principal Payment to Class A-2 Noteholders ..............               N/A
                                                                                                 ---------------
                                     Principal Payment to Class A-3 Noteholders ..............               N/A
                                                                                                 ---------------
                                     Principal Payment to Class A-4 Noteholders ..............               N/A
                                                                                                 ---------------
                     To Class B for Principal Payment and Overdue Principal, if any ..........                                   N/A
                                                                                                                    ----------------
                     To Class C for Principal Payment and Overdue Principal, if any ..........                                   N/A
                                                                                                                    ----------------

      (g)            Overdue Principal (included in the Principal Payments per above, if any):
                     To Class A, total for Overdue Principal .................................               N/A
                                                                                                 ---------------
                                     Overdue Principal to Class A-1             N/A
                                                                      -------------
                                     Overdue Principal to Class A-2             N/A
                                                                      -------------
                                     Overdue Principal to Class A-3             N/A
                                                                      -------------
                                     Overdue Principal to Class A-4             N/A
                                                                      -------------
                     To Class B for Overdue Principal ........................................               N/A
                                                                                                 ---------------
                     To Class C for Overdue Principal ........................................               N/A
                                                                                                 ---------------

      (h1.)          Until the Reserve Account Funding Date:
                     To the Reserve Account, the amount equal to the Servicing Fee otherwise
                     payable to ABS ..........................................................                                   N/A
                                                                                                                    ----------------

      (h2.)          After the Reserve Account Funding Date:
                     To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income,
                     if any ..................................................................                                   N/A
                                                                                                                    ----------------

      (i.)           To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for such
                     Payment Date ............................................................                                   N/A
                                                                                                                    ----------------

      (j.)           Upon the occurrence of a Residual Event       the lesser of:
      (j1.)          (A) the Available Funds remaining on deposit in the Facility Account
                     and .....................................................................               N/A
                                                                                                 ---------------
      (j2.)          (B) the aggregate amount of Residual Receipts included in Available
                     Funds ...................................................................               N/A
                                                                                                 ---------------
      (j3.)          To be deposited to the Residual Account .................................                                   N/A
                                                                                                                    ----------------

      (k.)           To Class D Noteholders for Principal Payment ............................                                   N/A
                                                                                                                    ----------------
      (l.)           To Class D Noteholders for Overdue Principal, if any ....................                                   N/A
                                                                                                                    ----------------

             (3)     To ABS, the Servicing Fee previously due, but deposited to the Reserve
                     Account .................................................................                      $             --
                                                                                                                    ----------------

             (4)     To the Series Obligors, as holders of the Residual Interest, any
                     Available Funds remaining on deposit in the Facility Account ............                      $     769,207.96
                                                                                                                    ----------------

IV.   SERVICER ADVANCES

      (a.)           Aggregate amount of Servicer Advances at the beginning of the related
                     Collection Period .......................................................                          3,961,142.65
                                                                                                                    ----------------
      (b.)           Servicer Advances reimbursed during the related Collection Period .......                            102,245.89
                                                                                                                    ----------------
      (c.)           Amount of unreimbursed Servicer Advances to be reimbursed on the
                     Settlement Date .........................................................                                  0.00
                                                                                                                    ----------------
      (d.)           Servicer Advances made during the related Collection Period .............                      $     150,616.40
                                                                                                                    ----------------
      (e.)           Aggregate amount of Servicer Advances at the end of the Collection
                     Period ..................................................................                      $   4,009,513.16
                                                                                                                    ----------------


V.    RESERVE ACCOUNT
      (a.)           Amount on deposit at the beginning of the related Collection Period .....                      $  11,700,000.00
                                                                                                                    ----------------
      (b.)           Amounts used to cover shortfalls, if any, for the related Collection
                     Period ..................................................................                      $             --
                                                                                                                    ----------------
      (c.)           Amounts transferred from the Facility Account, if applicable ............                      $             --
                                                                                                                    ----------------
      (d.)           Interest earned on Reserve Balance ......................................                      $      53,159.29
                                                                                                                    ----------------
      (e.)           Reserve Account Ending Balance before calculating Required Reserve
                     Amount ..................................................................                      $  11,753,159.29
                                                                                                                    ----------------

                                                                                                                    ----------------
      (f.)           Required Reserve Amount needed as of the related Collection Period ......                      $  11,700,000.00
                                                                                                                    ----------------

      (g1.)          If (f) is greater than (e), then amount of shortfall ....................                                  0.00
                                                                                                                    ----------------
      (g2.)          If (e) is greater than (f), then excess amount to be transferred to the
                     Series Obligors .........................................................                             53,159.29
                                                                                                                    ----------------

      (h.)           Amounts on deposit as of this Settlement Date (e minus g2) ..............                      $  11,700,000.00
                                                                                                                    ----------------


VI.   RESIDUAL ACCOUNT
      (a.)           Amount on deposit at the beginning of the related Collection Period .....                                  0.00
                                                                                                                    ----------------

      (b.)   Amounts transferred from the Facility Account .................................             0.00
                                                                                               --------------
      (c.)   Amounts used to cover shortfalls for the related Collection Period ............             0.00
                                                                                               --------------
      (d.)   Amount on deposit as of this Settlement Date ..................................             0.00
                                                                                               --------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period ...........             0.00
                                                                                               --------------
      (b.)   Amounts transferred from the Facility Account .................................             0.00
                                                                                               --------------
      (c.)   Amounts transferred to the Series Obligors ....................................             0.00
                                                                                               --------------
      (d.)   Amount on deposit as of this Settlement Date ..................................             0.00
                                                                                               --------------


VIII. ADVANCE PAYMENTS
      (a.)   Beginning aggregate Advance Payments                                              $ 2,859,734.42
                                                                                               --------------
      (b.)   Amount of Advance Payments collected during the related Collection Period .....   $ 2,634,900.46
                                                                                               --------------
      (c.)   Investment earnings for the related Collection Period .........................   $    13,668.15
                                                                                               --------------
      (d.)   Amount of Advance Payments withdrawn for deposit into Facility Account ........   $ 2,414,779.09
                                                                                               --------------
      (e.)   Ending aggregate Advance Payments .............................................   $ 3,093,523.94
                                                                                               ==============



      ADVANTA BUSINESS SERVICES  CORP., As Servicer

      By:        /s/ Susan McVeigh
                 -----------------
                     Susan McVeigh

      Title:     Treasurer

      Date:      September 10, 1998

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